UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2019

American Outdoor Brands Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2019, the Board of Directors of American Outdoor Brands Corporation, a Nevada corporation (the “Company”), approved and adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to implement “proxy access.” The Bylaws became effective immediately.

The proxy access provisions in the Bylaws are set forth in Article II, Section 9. These provisions allow for an eligible stockholder, or an eligible group of no more than 20 stockholders, owning at least 3% of the Company’s outstanding shares continuously for at least three years prior to the date of the nomination and through the annual meeting date, to nominate and require the Company to include in its proxy materials for an annual meeting of stockholders qualifying director candidates constituting the greater of (i) two and (ii) 20% of the number of directors then in office, provided that the stockholder(s) and the nominee(s) satisfy the eligibility and procedural requirements further described in Article II, Section 9 of the Bylaws.

The additional eligibility and procedural requirements set forth in Article II, Section 9 of the Bylaws include a requirement that a proxy access nomination notice must be delivered to the Company not later than the close of business on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting of stockholders. Article II, Section 9 of the Bylaws also includes specified requirements that all nominees for directors and nominating stockholder(s) provide certain information, representations and agreements to the Company in order to be eligible to nominate, or to serve as a director.

In addition to certain conforming, clarifying and technical changes made to the Bylaws in connection with implementing “proxy access,” the Bylaws also include amendments to Article II, Section 7 which requires each stockholder nominating a person for election as a director pursuant to the advance notice provisions of Article II, Section 7 and each nominee for director to provide certain information and to make certain representations and agreements as further provided therein.

The foregoing summary of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title

3.1	Amended and Restated Bylaws, dated April 8, 2019.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Amended and Restated Bylaws, dated April 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS CORPORATION, a Nevada corporation

Dated: April 12, 2019	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer